UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2018 (December 7, 2018)

Summit Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1790 Hughes Landing Blvd

Suite 500

The Woodlands, TX 77380

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (832) 413-4770

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2018, Summit Midstream Partners, LP (“SMLP”) announced that Matthew Harrison, the Executive Vice President and Chief Financial Officer of Summit Midstream Partners, LLC (“Summit Investments”) and Summit Midstream GP, LLC (collectively with Summit Investments, the “Company”), will be departing the Company to pursue other interests. Summit Midstream GP, LLC, which is owned by Summit Investments, manages and operates SMLP. Mr. Harrison’s employment with the Company will terminate effective January 4, 2019.

SMLP also announced that the Company is promoting Marc D. Stratton to Executive Vice President and Chief Financial Officer and principal accounting officer, effective immediately. Mr. Stratton, 41, joined the Company as a founding member in 2009 and has held various senior management roles at the Company including, since 2015, Senior Vice President of Finance, Treasurer and Head of Investor Relations. Prior to joining the Company, Mr. Stratton served as a midstream infrastructure investment analyst at ING Investment Management and, prior to that, as Vice President of Project Finance at SunTrust Robinson Humphrey. Mr. Stratton has over 15 years of oil and gas industry experience in corporate finance and holds a Bachelor of Arts degree in Economics from Denison University.

A copy of the press release announcing the departure of Mr. Harrison and the appointment of Mr. Stratton is filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release of Summit Midstream Partners, LP, dated as of December 10, 2018

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Summit Midstream Partners, LP, dated as of December 10, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

		By:	Summit Midstream GP, LLC (its general partner)

Date:	December 10, 2018	/s/ Brock M. Degeyter
Brock M. Degeyter, Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

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